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                                                                   EXHIBIT 10.30


                            TERREMARK WORLDWIDE, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), is made and entered into as of December 31, 2004, by and between Terremark Worldwide, Inc. (the "Company"), Falcon Mezzanine Partners, LP ("Falcon") and Stichting Pensioenfonds ABP and Stichting Pensioenfonds Voor De Gezondheid, Geestelijke En Maatschappelijke Belangen (collectively "AlpInvest" and together with Falcon the "Purchasers").


                                R E C I T A L S :

         A. The Company and the Purchasers have entered into a Purchase Agreement ("Purchase Agreement"), dated as of the date hereof for the purchase and sale of $30,000,000 principal amount of the Company's Senior Secured Notes due 2009 (the "Notes"), 3,060,444 shares (the "Shares") of the Company's common stock, par value $.001 (the "Common Stock") and Warrants to purchase 15,000,000 shares of Common Stock (the "Warrants").

         B. As a condition to closing of the Purchase Agreement, the parties have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

         2. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser represents and warrants to the Company as follows:

                  (a) Each Purchaser acknowledges and agrees that the certificates representing the Shares and the Warrant Shares shall bear a legend in substantially the form appearing below (unless subsequently registered under the Act):

         "THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT
         (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT THAT HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON THE COMPANY FIRST HAVING OBTAINED THE



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         WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL
         REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAWS."

                  Each Purchaser also acknowledges that the Company may place a stop transfer order against transfer of any of the Shares or Warrant Shares, if necessary in the Company's reasonable judgment, in order to assure compliance by the Purchaser with the terms of the Purchase Agreement and this Agreement.

                  (b) The individual executing this Agreement has appropriate authority to act on behalf of such Purchaser. This Agreement has been duly executed and delivered by or on behalf of such Purchaser and constitutes the valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser that the Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

         4. COVENANTS OF THE PURCHASER. Each Purchaser agrees and covenants that it will not sell, transfer or make any disposition of any securities of the Company after the effectiveness of any registration statement relating to a primary public offering by the Company for a period of time as required by the managing underwriter of any such offering not to exceed 90 days; provided that each director, executive officer and 5% or greater shareholder of the Company shall have agreed to such restrictions for the same time period.

         5. REGISTRATION OF SHARES, WARRANTS AND WARRANT SHARES AND LISTING OF SHARES AND WARRANT SHARES. The Company hereby agrees with the Purchasers that:

                  (a) (i) The Company shall use its commercially reasonable efforts to file or cause to be filed, a registration statement (the "Registration Statement") under the Securities Act, to permit the resale by a holder thereof of the Shares, Warrants and Warrant Shares and to have such registration statement declared effective no later than 180 days following the Closing Date (the "Effectiveness Deadline").



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                           (ii) The Company shall use its commercially
reasonable efforts to cause such Registration Statement to remain effective until the earlier to occur of (A) the expiration of the time period referred to in Rule 144(k) under the Securities Act with respect to the Purchasers and (B) such time as all the Shares, Warrants and Warrant Shares covered by the Registration Statement have been sold or are otherwise freely tradable without registration under the Securities Act (the "Effectiveness Period").

                  (b) In connection with the foregoing, the Company will:

                           (i) Prepare and file with the Securities and Exchange
Commission (the "Commission") a Registration Statement with respect to such securities and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective.

                           (ii) Prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the holder of such securities shall desire to sell the same.

                           (iii) Furnish to holder such number of copies of a
summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as holder may reasonably request in order to facilitate the sale of the Common Stock owned by holder.

                           (iv) Use its commercially reasonable efforts to
register or qualify the securities covered by such Registration Statement under applicable blue sky laws, and do such other reasonable acts and things as may be required in jurisdictions to which such blue sky laws apply; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction.

                           (v) Furnish at the request of holder, on the date
that the Registration Statement with respect to the Shares, Warrants and Warrant Shares becomes effective, an opinion, dated as of such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the Purchaser stating that such Registration Statement has become effective under the Securities Act and that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

                  (c) All of the expenses incurred in complying with the foregoing, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws or any jurisdictions shall be paid by the Company.



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                  (d) The Company shall also use its commercially reasonable efforts to cause such Common Stock to be listed on the American Stock Exchange or such other principal national securities exchange on which the shares of Common Stock are then listed or if the shares are not so listed, on The NASDAQ Stock Market, if the shares are then listed on such market.

                  (e) Each Purchaser shall furnish to the Company such information regarding itself, the Shares, Warrants and Warrant Shares beneficially owned by it and the intended method of disposition of the Shares, Warrants and Warrant Shares beneficially owned by it as shall be reasonably required to effect the registration of such Shares, Warrants and Warrant Shares and shall execute such documents in connection with such registration as the Company may reasonably request.

         6. INDEMNIFICATION. In the event of any offer of the Shares, Warrants or Warrant Shares pursuant to the Registration Statement or any amendment thereof hereof, the Company agrees to indemnify and hold harmless each Purchaser, each underwriter, if any, of such Shares, Warrants or Warrant Shares, and each other person, if any, who controls such Purchaser or any such underwriter within the meaning of the Act, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Shares, Warrants and Warrant Shares were registered and offered under the Act or any prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Purchaser, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Purchaser, such underwriter or controlling person in connection with the investigation or defense of any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or such prospectus in reliance upon, and in conformity with, written information furnished to the Company by such Purchaser, such underwriter or such controlling person, specifically for use in preparation thereof, PROVIDED FURTHER, that the Company shall not file any such Registration Statement or prospectus containing information relating to such Purchaser without providing the Purchaser with an opportunity to review and, to the extent incorrect, correct such information.

         In the event of any offer of the Shares, Warrants and Warrant Shares pursuant to the Registration Statement or any amendment thereof, and to the extent permitted by applicable law, each Purchaser and each other person, if any, who controls such Purchaser within the meaning of the Act, agrees to indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Act, and each officer and director of the Company from and against any losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or any such officer or director may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material



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fact contained in such post-effective amendment or other Registration Statement under which such Shares, Warrants and Warrant Shares were offered or any prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon, and in conformity with, written information furnished to the Company by such Purchaser or such controlling person specifically for use in connection with the preparation thereof (provided that the Company shall have afforded the Purchaser with an opportunity to review, and to the extent incorrect, correct such information prior to the filing thereof), and to reimburse the Company, each such controlling person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating, or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that any such indemnification obligation shall be individual to each Purchaser and limited to an aggregate maximum dollar amount not to exceed the aggregate dollar amount of the proceeds received by the Purchasers in any such offering.

         Promptly after receipt by an indemnified party of notice of the commencement of any action or the assertion of a claim that may be subject to indemnification hereunder, such indemnified party, if a claim in respect thereof is to be made against an indemnifying party, will give written notice to such indemnifying party of the commencement or assertion thereof. Indemnification provided for under this Section 6 shall not be available to the indemnified party if it shall fail to give such notice to the indemnifying party (if the indemnifying party was not aware of the action) to the extent the indemnifying party was prejudiced by failure to receive such notice, but the omission to give such notice shall not relieve the indemnifying party from any liability it otherwise may have to the indemnified party. In case any such action is brought or such assertion is made against any indemnified party, and it notifies any indemnifying party of such commencement or assertion, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

         7. LIQUIDATED DAMAGES. If the Registration Statement covering the securities required to be filed by the Company pursuant to Section 5 hereof is not declared effective by the Commission by the Effectiveness Deadline, or the Registration Statement shall cease to be effective at any time after the Effectiveness Deadline but prior to the termination of the Effectiveness Period (a "Noneffective Period"), then the Company shall make the payments to the Purchaser as provided in the next sentence as liquidated damages and not as a penalty; PROVIDED HOWEVER, that if after a Registration Statement is declared effective the Board of Directors of the Company reasonably determines in good faith that the continued effectiveness of the filing of such Registration Statement at such time would be materially detrimental to the Company and it is therefore necessary to suspend the filing of such Registration Statement the Company may suspend the effectiveness of such Registration Statement for a period of time not



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to exceed 90 days in any 12 month period without incurring any liquidated damages pursuant to this Section 7 for such Noneffective Period. The amount to be paid by the Company to each Purchaser shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 1.0% (the "Liquidated Damage Rate") of the total proceeds received by the Company pursuant to the amount of the Purchase Price allocated to the Shares purchased by such Purchaser pursuant to the Purchase Agreement for the period from the Effectiveness Deadline or the commencement of a Noneffective Period, as applicable, to the first Computation Date, and for each 30-day period of any subsequent Computation Dates thereafter, calculated on a pro rata basis to the date on which the Registration Statement is declared effective by the Commission (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company to each Purchaser by wire transfer of immediately available funds within three days after each Computation Date. As used in this Section 7, "Computation Date" means the date which is 30 days after the Effectiveness Deadline or the commencement of a Noneffective Period, as applicable, and, if the Registration Statement to be filed by the Company pursuant to Section 5 has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

         8. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it ceases to be required to file such reports, it will, upon the request of the Purchaser, make publicly available other information that fulfills the information requirements set forth in Rule 144 (c) (2)), and it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares and Warrant Shares without registration under the Act within the limitation of the exemptions provided by
(a) Rule 144 under the Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Purchasers, the Company will deliver to it a written statement as to whether the Company has complied with such information disclosure and other requirements.

         9. NOTICES.

                  (a) Any notice required to be given or delivered to the Purchaser shall be sent to the Purchaser's address as follows:

         If to Falcon:             Falcon Mezzanine Partners, LP
                                   60 Kendrick Street
                                   Needham, MA 02494
                                   Attention:  Sandeep Alva
                                   Telecopy:  781- 247-7299




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                                   With a copy to:

                                   Cahill Gordon & Reindel LLP
                                   80 Pine Street
                                   New York, NY 10005
                                   Attention:  John Papchristos
                                   Telecopy:  781-247-7299

         If to AlpInvest:          AlpInvest Partners Inc.

                                   600 Fifth Avenue, 17th Floor
                                   New York, NY 10020
                                   Attention:  Jason Block
                                   Telecopy:  212-332-6241

                                   With a copy to:

                                   Patrick de van der Schueren
                                   NIB Capital Private Equity N.V.
                                   Jachthavenweg 118
                                   1081 KJ Amsterdam
                                   The Netherlands
                                   Telecopy:  31 (0)20 540 7501

                                   And

                                   Daniel C. Kolb Ropes & Gray
                                   45 Rockefeller Plaza 10th Floor
                                   New York, NY 10111-0087
                                   Telecopy: 212-841-5725

                  (b) Any notice required to be given or delivered to the Company shall be sent to:

                                   Terremark Worldwide, Inc.
                                   2601 S. Bayshore Drive
                                   Miami, Florida 33133
                                   Attention: Fern S. Watts, Chief Legal Officer
                                   Telecopy: 305-250-4244


                  (c) All notices hereunder shall be in writing and shall be deemed to have been given (i) when delivered personally, (ii) when received via facsimile if on a business day during customary business hours (otherwise, on the next business day), (iii) three (3) days after being



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deposited in the United States mail, registered, postage prepaid, or (iv) the next business day after being delivered to a nationally recognized overnight courier.

         10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties and agreements hereunder shall survive execution of this Agreement.

         11. GOVERNING LAW/VENUE. This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed wholly within that State. The Purchaser hereby irrevocably consents to the jurisdiction of the state or federal courts located in Miami-Dade County, Florida in connection with any suit, action, or other proceeding arising out of or related to this Agreement and hereby agrees not to assert, by way of motion, as a defense, or otherwise in any such suit action or other proceeding that the same is brought in an inconvenient forum, that the venue is improper, or that the subject matter hereof can not be enforced by such courts.




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         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth above:


COMPANY:                                     INVESTORS:

TERREMARK WORLDWIDE, INC.                    FALCON MEZZANINE PARTNERS, LP


By: /s/ Jose A. Segrera                      By: /s/ Rafael Fogel
    -----------------------------------          -------------------------------
Print Name:                                      Print Name:
Title:                                                      --------------------
                                                 Title:
                                                        ------------------------








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                                       STICHTING PENSIOENFONDS
                                       ABP, Duly represented by
                                       AlpInvest Partners, N.V.



                                       By: /s/ W. Milders
                                           -------------------------------------
                                           W. Milders
                                           Legal Counsel



                                       By: /s/ E. Thysenn
                                           -------------------------------------
                                           E. Thysenn
                                           Managing Partner Co-Investments



                                       STICHTING PENSIOENFONDS
                                       VOOR DE GEZONDHEID,
                                       GEESTELIJKE EN
                                       MAATSCHAPPELIJKE
                                       BELANGEN, Duly
                                       represented by AlpInvest
                                       Partners, N.V.



                                       By: /s/ W. Milders
                                           -------------------------------------
                                           W. Milders
                                           Legal Counsel



                                       By: /s/ E. Thysenn
                                           -------------------------------------
                                           E. Thysenn
                                           Managing Partner Co-Investments



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